Florida Rock Industries, Inc.

This presentation and discussion may include comments or information about the future of Florida Rock Industries, Inc. and subsidiaries, including plans, expectations and, in some cases, predictions. These forward-looking statements are based on management's beliefs and assumptions and are, by their nature, subject to risks and uncertainties that could cause actual results and events to differ materially from those indicated in such forward-looking statements. These include general business conditions, competitive factors, political, economic, regulatory, climatic, pricing, energy costs and technological contingencies. Additional information regarding these and other risk factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission. We do not undertake any obligation to publicly update or revise any forward- looking statements, whether as a result of changes in actual results, changes in assumptions or any other factors.

This document may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. SHAREHOLDERS OF FLORIDA ROCK ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to shareholders of Florida Rock. Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, and from www.vulcanfloridarock.com, www.vulcanmaterials.com or www.flarock.com. Vulcan Materials, Florida Rock and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transaction. Information regarding Vulcan Materials' directors and executive officers is available in Vulcan Materials' proxy statement for its 2006 annual meeting of shareholders, which was filed with the SEC on April 13, 2006, and information regarding Florida Rock's directors and executive officers is available in Florida Rock's proxy statement for its 2007 annual meeting of stockholders, which was filed with the SEC on December 27, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Founded in 1929 by the Thompson S. Baker Family: Baker Family owns approx. 26% of the Company. One of the Nation's largest producers of aggregates. Major supplier of Ready Mix Concrete in Florida, south Georgia, Virginia and Maryland (Ranked #1 or #2 in most markets). Major Florida cement supplier through Newberry Cement Plant and two import terminals. 34 consecutive years of operating profitability since going public in 1972. Company Overview

Business Segments

Corporate Headquarters Jacksonville, Florida Aggregate & Cement Facilities LOCATIONS INCLUDE: 21 Stone Quarries 15 Sand Plants 11 Distribution Terminals 1 Calcium Products Plants 1 Cement Plant 2 Cement Import & Grinding Facilities 2.5 Billion tons of Reserves

LOCATIONS INCLUDE: 114 Ready-mix Plants 13 Concrete Block Plants 1 Prestress Plant 1 Precast Plant 1 Brickyard Corporate Headquarters Jacksonville, Florida Concrete Facilities

Key Strengths Reasons for Confidence Strong Position in the Most Attractive US Building Materials Markets Location and Quality of Reserves Low Cost Producer High Quality Balance Sheet and Strong Internal Cash Flow Great Track Record

1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 3-D Column 398.7 456.8 492.5 579.3 647.8 696.6 707.5 728.7 926.6 1126.6 1328.3 (Amounts in Millions) CAGR +12.8 % CAGR +13.8% +17.9% Sales Growth History (excluding freight)

1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 3-D Column 27 37.1 38.9 46.6 59.7 69.3 68.9 75.9 113.7 157.7 211.8 (Amounts in Millions) CAGR +22.9% CAGR +25.0% +34.3% Earnings Growth History

2002 2003 2004 2005 2006 Nine Months 1.01 1.11 1.52 2.27 3.11 Asset Sales 0.04 0.05 0.2 0.1 0.05 Earnings Per Share - Diluted Twelve Months Ended September 30 $1.06 $1.16 $1.72 $2.36 $3.16 Gain on Asset Sales +33.7% CAGR 31.4%

Florida Georgia/Western Tennessee Mid-Atlantic North Carolina East 977485 116466 6966 382061 6029 2006 Sales by Market

2002 2003 2004 2005 2006 67.086 73.589 105.256 153.7 208.2 Asset Sales 1.81 2.31 8.41 4 3.6 $75.9 $157.7 $68.9 $113.7 (Amounts in Millions) Asset Sale Contribution to Annual Earnings 5-Year Comparative $211.8

2002 2003 2004 2005 2006 YTD 0.144 0.139 0.19 0.23 0.254 Return on Equity (ROE) 5-Year Comparative

2002 2003 2004 2005 2006 Replacement Cap Ex 20.8 27.2 48 48.8 54.2 Free Cash Flow 123.251 106.8 149 176.2 237.5 $134 M $144 M $197 M (Amounts in Millions) $225 M Net Cash Provided by Operating Activities 5-Year Comparative $292 M

2002 2003 2004 2005 2006 Land 5.8 4.36 33.862806 26.7 15.8 Replacements 20.8 27.179 48 48.8 54.2 New Projects 22.9 138.4 22.8 64.6 109.8 $49.8 $170.0 $104.7 (Amounts in Millions) $140.1 Capital Expenditures 5-Year Comparative (Includes Acquisitions) $179.8

FY 2007 Replacements 74.8872 New Projects 233.4952 Land 35.714 Acquisitions Capital Expenditures Annual Comparison by Category FY 2007 (Budget) 21.8% $344.1 10.4% 67.9%

2001 2002 2003 2004 2005 2006 2007B Depr amd Amort 62.6 66.152 63.126 63.628 64.6 74.7 84.1 (Amounts in Millions) Annual Depreciation Expense

First Quarter Highlights Fiscal Year 2007

2003 2004 2005 2006 2007 3-D Column 160.741 220.308 245.34 297.834 287.059 ($ in Millions) CAGR 15.61% Sales Growth Comparison (First Quarter Ended December 31) (excluding freight)

2003 2004 2005 2006 2007 YTD 0.1953 0.3606 0.4526 0.59 0.63 Gain on Sale of Real Estate 0.13 0.04 0.04 Earnings Per Share - Diluted First Quarter Comparison

Financial Condition Comparison (in millions except per share)

(Square Feet in Thousands) Construction Data for Total Residential and Non-Residential in Florida Rock Markets Annual Comparison - October to September Consolidated Source: Dodge Construction Reports FY 2004 FY 2005 FY 2006 Residential 551868 643030 617194 Non-Residential 168432 180198 177831 720,300 823,228 795,025

Construction Data for Total Residential and Non-Residential in Florida Rock Markets October 2005 -October 2006 Comparative Source: Dodge Construction Reports (Square Feet in Thousands) FY2005 Non-Res FY2005 Res FY2006 Non-Res FY2006 Res FY2007 Non-Res FY2007 Res

Florida Rock Residential vs All Other Ready Mix Concrete Sales Data Annual Comparison - FY 2005 / FY 2006 Consolidated FY 2005 FY 2006 Residential 3206.0704 3198.90875 Non-Residential 3795.1877 4054.83455 (Yards in Thousands)

Florida Rock Residential vs All Other Ready Mix Concrete Sales Data Fiscal Year to Date Comparative (Yards) FY2005 Non-Res FY2005 Res FY2006 Non-Res FY2006 Res FY2007 Non-Res FY2007 Res

Volume vs Price per Yard - Concrete Annual Comparison - Nine Months Trailing Apr May Jun Jul Aug Sept Oct Nov Dec 2005 637329 642073 673733 623288 716216 665075 587793 617732 571646 2006 653477 694739 632218 570487 636318 520635 578345 498564 469579 (Yards) April May June July August September October November December 2005 81.03 81.05 81.94 85.54 86.5 86.41 87.23 87.49 89.56 2006 94.99 95.55 96.25 100.68 100.39 99.8 100.13 101.15 100.74 2006 $/yd 2005 $/yd

Apr May Jun Jul Aug Sept Oct Nov Dec 2005 7.408245 7.347073 6.947128 6.47951 8.040311 7.441197 6.651611 7.455124 7.772595 2006 7.250796 7.531345 6.947288 5.957893 5.917162 5.16889 5.687261 4.833743 4.371925 (Block in millions) Volume vs Price per Unit - Block Annual Comparison - Nine Months Trailing April May June July August September October November December 2005 1.12 1.13 1.14 1.25 1.26 1.26 1.28 1.27 1.29 2006 1.4 1.39 1.38 1.44 1.43 1.42 1.41 1.39 1.39 2006 $/unit 2005 $/unit

Apr May Jun Jul Aug Sept Oct Nov Dec 2005 4256.58 4460.552 4609.877 4060.155 4599.448 4467.267 4062.214 3938.869 3797.781 2006 4499.455 4772.55 4602.865 4223.822 4662.059 4020.815 4414.505 3580.389 3154.145 (Tons in thousands) Volume vs Price per Ton - Aggregate Annual Comparison - Nine Months Trailing April May June July August September October November December 2005 7.57 7.53 7.48 7.86 7.86 7.57 7.72 7.77 7.93 2006 8.33 8.37 8.52 8.75 9.01 9.23 9.21 9.34 9.32 2006 $/ton 2005 $/ton *Does not exclude inter-company sales.

Apr May Jun Jul Aug Sept Oct Nov Dec Calcium Products 25311 23152 18111 20754 16767 18608 22958 23865 22403 2005 218053 216684 220035 187792 198087 203632 191770 192118 198474 2006C 21672 26208 25526 25500 25087 24859 25573 25860 22074 2006 194495 203755 194430 164229 181222 179610 205217 146153 119361 0 0 0 0 0 0 0 0 0 0 April May June July August September October November December 2005 77.39 78.21 79.44 83.86 85.37 84.45 82.24 84.49 83.25 2006 93.01 92.07 91.82 93.99 95.87 89.94 92.91 90.36 91.68 April May June July August September October November December 2005 84.62 84.93 84.7 91.4 91.23 90.69 90.15 93 90.22 2006 101.38 101.44 101.33 105.46 106.34 99.62 102.05 102.58 104.83 (Tons) Volume vs Price per Ton - Cement/Calcium Annual Comparison - Nine Months Trailing 2006 $/ton 2005 $/ton Prices in blue represent cement products only. Prices in black represent cement and calcium average price. 243,363 216,130 239,836 229,963 238,146 219,955 208,546 189,730 214,854 206,309 222,854 204,469 214,728 230,790 * Volumes equal combined cement and calcium tons sold. 215,983 172,013 220,876 141,435

NOTE: *2003, 2004, 2005 Spending was budgeted to be $2.1B, $3.8B, $3.7B respectively 2003-2005 are Actual Construction Spending 2006, 2007 Budgeted Construction Spending as of July 2006 2003 2004 2005 2006 2007 Historical Spending 1937 2630.7 3000 4370 5301 $2,631* $3,004* Source: Florida Department of Transportation $1,937* (Amounts in Millions) $4,372 Florida DOT Construction Spending FY2003 - 2007 $5,301

Source: US Census Bureau Note: This chart reflects the projected real growth over the proceeding five-year period. Real Population Growth by State

$4.6 billion agreed transaction price. FRK shareholders can elect to receive 0.63 shares of the new holding company or $67.00 in cash, subject to proration, such that in the aggregate the transaction will be 70% cash and 30% converted stock. Key Statistics: Resulting debt of $3.7 billion (50% debt-to-capital ratio). Combined aggregate reserves of 13.9 billion tons. Strong market position in four highest growth states. Vulcan Materials to Acquire Florida Rock Industries